                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 1, 2006

                                 TeamStaff, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-18492
                                                 -------

              New Jersey                               22-1899798
  (State or other jurisdiction of        (I.R.S. Employer Identification No.)
   incorporation or organization)

                                300 Atrium Drive
                               Somerset, NJ 08873
                               ------------------
              (Address and zip code of principal executive offices)

                                 (732) 748-1700
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

TeamStaff made the following management hires and changes:

TeamStaff hired Mr. James L. Donahue as its Vice President of Sales and
President of the Company's TeamStaff Rx, Inc. subsidiary, effective May 1, 2006.
Mr. Donahue will be taking over the duties of Mr. Timothy Nieman, who is joining the Company's RS Staffing Services, Inc. subsidiary, and those of Mr. Barry
McDonald, who is no longer employed as President of TeamStaffRx, Inc. Mr.
Donahue is a senior executive responsible for past sales success and growth of business profit units ranging from $40 million to $110 million in sales revenue.
He was Senior Vice President for Westaff from 2002 to 2004, where he was promoted from Region Vice President of California to Senior Vice President of
the Western Division. Mr. Donahue was also Vice President for Barrett Business
Services, Inc. from 2000 to 2002, and President and CEO of NSN/MedFirst
HealthCare from 1998 to 1999. From 1994 to 1998, he was Division Vice President
and General Manager for Norrell Services, Inc. He previously was a Vice
President for Remedy Intelligent Staffing from 1991 to 1994 and President of
Temporaries, Inc. from 1982 to 1991. Mr. Donahue was Marketing Program Manager for IBM Corporation where he was employed from 1972 to 1982. Mr. Donahue has a
BBA in Business from Washburn University. The material terms of Mr. Donahue's employment with the Company are: $155,000 annualized salary with a target Fiscal
Year bonus of up to 40% of annualized salary (based on the attainment of certain operational objectives) at the discretion of the Board of Directors. Mr. Donahue will be considered for participation in the Company's long-term compensation program after his first year of service. Mr. Donahue will also receive standard
Company benefits.

TeamStaff hired Mr. Robert P. Traficanti as General Manager of its Nursing
Innovations division of TeamStaff Rx, Inc. Mr. Traficanti was previously an owner of, and consultant for, JMS Products, Inc., providing consulting services to the staffing and human resources industries. He was the Eastern Regional
Manager for Kelly Healthcare Resources from 2004 to 2005. From 1996 to 2003, Mr.
Traficanti was Area Vice President, northeastern division, for Nursefinders,
Inc. He also was Manager of the Contract Support Center/HHA Department for
Visiting Nurse Service of Rochester, Inc. from 1994 to 1996. Mr. Traficanti was a Branch Manager of General Transportation Services, Inc. from 1992 to 1993. Mr.
Traficanti has a MS in Healthcare Systems Administration from Rochester
Institute of Technology and a BS in Business Administration from Nazareth
College of Rochester. The material terms of Mr. Traficanti's employment with the
Company are: $125,000 annualized salary with a target Fiscal Year bonus of up to
40% of annualized salary (based on the attainment of certain operational objectives) at the discretion of the Board of Directors. Mr. Traficanti will be considered for participation in the Company's long-term compensation program after his first year of service. Mr. Traifcanti will also receive standard
Company benefits.

Roger Staggs will leave RS Staffing Services Inc. effective June 4, 2006 under the terms of his employment agreement. Tim Nieman will replace Roger Staggs at
RS Staffing Services, Inc. Tim Nieman was TeamStaff's Senior Vice President,
Sales since April 2005, after performing as President of TeamStaff Rx, Inc.
Prior to joining TeamStaffRx, Mr. Nieman operated an independent consulting firm providing advisory services to the human capital and staffing industries. Mr.
Nieman was employed with Spherion Corporation and its predecessor, Norrell
Services Corporation, from January 1985 through September 2002, where he held a number of positions, including Senior Vice President and General Manager of
Spherion's Enthusian business unit, which provided application service provider interfaces for the contingent workforce and financial service arenas. Prior to assuming his role with Enthusian, Mr. Nieman held the position of Vice President of Integration, overseeing the merger between Norrell and Interim, as well as a number of executive operational and sales leadership positions with Norrell. Mr.
Nieman received his Bachelor's in Business Administration in 1984 from the
University of Memphis.

References in this filing to "TeamStaff" the "Company," "we," "us" and "our"
refer to TeamStaff, Inc. and its wholly owned subsidiaries. This Current Report on Form 8-K includes "forward-looking statements" as defined by the Federal
Securities Laws. Forward-looking statements are identified by words such as
"believe," "anticipate," "expect," "intend," "plan," "will," "may" and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements included in this report involve known and unknown risks, uncertainties and other factors which could cause TeamStaff's actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. We based these forward-looking statements on our current expectations and best estimates and projections about future events. Our actual results could differ materially from those discussed in, or implied by, these forward-looking statements. The following factors (among others) could cause our actual results to differ

materially from those implied by the forward-looking statements in this Current
Report on Form 8-K: our ability to continue to recruit qualified temporary and permanent healthcare professionals and administrative staff at reasonable costs;
our ability to retain qualified temporary healthcare professionals and administrative staff for multiple assignments at reasonable costs; our ability to attract and retain sales and operational personnel; our ability to enter into contracts with hospitals, healthcare facility clients, affiliated healthcare networks, physician practice groups and the United States government on terms attractive to us and to secure orders related to those contracts; our ability to demonstrate the value of our services to our healthcare and other facility clients; changes in the timing of hospital, healthcare facility clients', physician practice groups' and U.S. Government orders for and our placement of temporary and permanent healthcare professionals and administrative staff; the general level of patient occupancy at our clients' facilities; the overall level of demand for services offered by temporary and permanent healthcare staffing providers; the variation in pricing of the healthcare facility contracts under which we place temporary and permanent healthcare professionals; our ability to successfully implement our strategic growth, acquisition and integration strategies; the potential adverse effects on our earnings of completed acquisitions; our ability to successfully integrate completed acquisitions into our current operations; our ability to manage growth effectively; our ability to leverage our cost structure; the performance of our management information and communication systems; the effect of existing or future government legislation and regulation; our ability to grow and operate our business in compliance with these legislation and regulations; the impact of medical malpractice and other claims asserted against us; the disruption or adverse impact to our business as a result of a terrorist attack; our ability to carry out our business strategy;
the loss of key officers, and management personnel that could adversely affect our ability to remain competitive; the effect of recognition by us of an impairment to goodwill; risks related to our revolving line of credit; risks associated with our health and worker's compensation claims experience;
competition risks; the effect of adjustments by us to accruals for self-insured retentions and other general risks related to our business, industry and stock..
Other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K are set forth in our Annual Report on Form 10-K for the year ended September 30, 2005, our
10-Q for the quarter ending December 31, 2005 and our other previously filed
Current Reports on Form 8-K. We undertake no obligation to update the forward-looking statements in this filing.

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial Statements.

            None

        (b) Pro Forma Financial Information

            None

        (c) Exhibits.

            None

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   TeamStaff, Inc.

                                   By: /s/ James D. Houston
                                   Name: James D. Houston
                                   Title: Vice President of Business and
                                   Legal Affairs/General Counsel
                                   Date: May 3, 2006